UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANNUAL GENERAL MEETING OF SHAREHOLDERS ANNUAL GENERAL MEEOTFING OF SHAREHOLDERS ALLIED WORLD ASSURANCOEF COMPANY HOLDINGS, AG ALLIED WORLD ASSURA2N:0C0 Ep.CmO. MPANY HOLDINGS, AG (Swiss Local Time) 2:00 p.m. (SwAipssriLl 1o9ca, l2T01im6 e) PARK TAOpWriEl 1R9,, 15TH FLOOR 2016 GUBELSTRASSE 24 P6A3R00KZTUOGW, SEWRI, T1Z5TEHRFLLAONODR GUBELSTRASSE 24 ALLIED WO6R3L0D0 AZSUSUGR,ASNWCEITCOZMEPRALNYAHNODLDINGS, AG PROXY PROXY Meeting Details ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HMOeLetDinINgGDSe, tAaGilsIN CONNECTION WITH THE COMPANY’S ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2016 (THE “ANNUAL SHAREHOLDER MEETING”) AT 2:00 P.M. (SWISS LOCAL TIME) AT PARK TOWER, 15TH FLOOR, GUBELSTRASSE 24, 6300 ZUG, SWITZERLAND. PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINTGheS,unAdGersIiNgnCedOsNhaNreEhCoTldIeOr Nof WtheITcoHmTpaHnEy hCeOreMbyPaAckNnYow’SleAdgNeNs UreAceLipGt oEfNthEeRNAoLticMe oEfEATnInNuGal SOhFarSehHoAldRerEMHeOeLtinDgEaRnSd PTrOoxByEStHatEemLeDntO, eNacAhPdRatIeLd 1M9a, r2c0h186, (2T0H16E, a“nAdNhNerUeAbyLaSppHoAinRtsEBHuOisLBDuEerRgiMAEGEaTs IINndGe”p)enAdTen2t:P0r0oPxy.Mw.it(hSWtheISpSowLeOr CtoAaLppToIinMt Eits) AsuTbsPtiAtuRteK. TThOe uWndEeRrs,i1g5nTeHd FalLsoOaOuRth,oGrizUeBs EthLeSfTirmRAtoSSreEpr2e4se, n6t3a0n0dZvUoGte,aSsWdeIsTigZnEatRedLAheNreDin. all of the voting registered shares of the company held of record on March 2, 2016 by the undersigned shareholder of the company at the Annual Shareholder Meeting with The undersigned shareholder of the company hereby acknowledges receipt of the Notice of Annual Shareholder Meeting and respect to the matters listed; on this Proxy. Proxy Statement, each dated March 10, 2016, and hereby appoints Buis Buergi AG as Independent Proxy with the power to appoint its su Return this proxy to Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024, Zurich, Switzerland or by e-mail to bstitute. The undersigned also authorizes the firm to represent and vote as designated herein all of the voting registered shares of the company held of record on March 2, 2016 by the undersigned shareholder at the Annual Shareholder Meeting with respect to the matters listed in this Proxy. Return this proxy to Buis Buergi AG, Muehlebachstrasse 8, P.O. Box 672, CH-8024, Zurich, Switzerland or by e-mail to proxy@bblegal.ch, for arrival no later than 6:00 a.m. (Swiss local time) on April 19, 2016. The method of delivery of this proxy is at your risk. Sufficient time should be allowed to ensure timely delivery. If sending by e-mail to the independent proxy, you must attach the executed proxy card in order for your vote to be counted. PLEASE BE SURE TO SIGN AND DATE THIS PROXY (Continued, and to be marked, dated and signed as instructed on the other side) PLEASE BE SURE TO SIGN AND DATE THIS PROXY (Continued, and to be marked, dated and signed as instructed on the other side)

ALLIED WORLD

Please mark your votes like this **X**

PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG ANNUAL SHAREHOLDER MEETING APRIL 19, 2016
THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL BELOW.

	FOR	AGAINST	ABSTAIN
1. To elect each of the nominees listed as the directors of the company to serve until the company's Annual Shareholder Meeting in 2017:			
Nominees:			
Barbara T. Alexander	☐	☐	☐
Scott A. Carmilani	☐	☐	☐
Bart Friedman	☐	☐	☐
Patricia L. Guinn	☐	☐	☐
Fiona E. Luck	☐	☐	☐
Patrick de Saint-Aignan	☐	☐	☐
Eric S. Schwartz	☐	☐	☐
Samuel J. Weinhoff	☐	☐	☐
2. To elect Scott A. Carmilani as the Chairman of the Board of Directors to serve until the company's Annual Shareholder Meeting in 2017.	☐	☐	☐
3. To elect each of the nominees listed as the members of the Compensation Committee to serve until the company's Annual Shareholder Meeting in 2017.			
Nominees:			
Barbara T. Alexander	☐	☐	☐
Bart Friedman	☐	☐	☐
Fiona E. Luck	☐	☐	☐
Patrick de Saint-Aignan	☐	☐	☐
Eric S. Schwartz	☐	☐	☐
Samuel J. Weinhoff	☐	☐	☐
4. To elect Buis Buergi AG as the independent proxy to serve until the conclusion of the company's Annual Shareholder Meeting in 2017.	☐	☐	☐
5. To approve 2016 compensation for executives, as required under Swiss law.	☐	☐	☐
6. To approve 2016 compensation for directors, as required under Swiss law.	☐	☐	☐
7. Advisory vote on 2015 named executive officer compensation, as required under U.S. securities laws.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
8. To approve the company's Annual Report and its consolidated financial statements and statutory financial statements for the year ended December 31, 2015.	☐	☐	☐
9. To approve the company's retention of disposable profits.	☐	☐	☐
10. To approve the payment of dividends to the company's shareholders from general legal reserve from capital contributions.	☐	☐	☐
11. To approve an amendment to the company's Articles of Association to reduce the company's share capital through the cancellation of a portion of shares held in treasury.	☐	☐	☐
12. To approve a new $500 million share repurchase program.	☐	☐	☐
13. To approve an amendment to the company's Articles of Association to extend the Board of Directors' ability to issue authorized share capital until April 19, 2018.	☐	☐	☐
14. To elect Deloitte & Touche LLP as the company's independent auditor and Deloitte AG as the company's statutory auditor to serve until the company's Annual Shareholder Meeting in 2017.	☐	☐	☐
15. To elect PricewaterhouseCoopers AG as the company's special auditor to serve until the company's Annual Shareholder Meeting in 2017.	☐	☐	☐
16. To approve a discharge of the company's Board of Directors and executive officers from liabilities for their actions during the year ended December 31, 2015.	☐	☐	☐
Any new proposals: (if no instruction or an unclear instruction is given, your vote will be in accordance with the recommendation of the Board of Directors).	☐	☐	☐

IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INSTRUCTION (OR AN UNCLEAR INSTRUCTION) IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE "FOR" EACH OF THE PROPOSALS HERETO.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING. ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** ______________, 2016.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.